UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

UTZ BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38686	85-2751850
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (717) 637-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.0001 Par Value	“UTZ”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On December 15, 2023 at 9:30am Eastern, Utz Brands, Inc. (the “Company”) will hold a live webcast for its December 2023 Investor Day (“2023 Investor Day”), which can be accessed on the “Investor Relations” portion of its website at https://investors.utzsnacks.com. In connection with the 2023 Investor Day, the Company is furnishing to the Securities and Exchange Commission the following documents as exhibits to this Current Report on Form 8-K and incorporated by reference to this Item 7.01: a press release relating to the 2023 Investor Day presentations as Exhibit 99.1 hereto and the webcast slides of the 2023 Investor Day presentations as Exhibit 99.2 hereto. The Company undertakes no obligation to update, supplement or amend the 2023 Investor Day presentation attached hereto as Exhibit 99.2.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
99.2	Investor Day Presentation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTZ BRANDS, INC.

Dated: December 15, 2023
By: /s/ Ajay Kataria
Name: Ajay Kataria
Title: Executive Vice President, Chief Financial Officer